EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued out report dated March 30, 2001 accompanying the financial statements of Arete Industries, Inc. which appears in the annual report on Form 10-KSB for the year ended December 31, 2000. We consent to the incorporation by reference in this Registration Statement on Form S-8 of the aforementioned report.



Date:  April 19, 2001                             /s/ CAUSEY DEMGEN & MOORE INC.
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